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                                EXHIBIT (10)(ix)
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                     ACCOUNTS RECEIVABLE SECURITY AGREEMENT

DATE:            June 14, 2001

BORROWER:        Syntellect Inc.,
                 a Delaware corporation

ADDRESS:         16610 North Black Canyon Freeway, Suite 100
                 Phoenix, Arizona 85053

BORROWER:        Syntellect Interactive Services, Inc.,
                 a Georgia corporation

ADDRESS:         16610 North Black Canyon Freeway, Suite 100
                 Phoenix, Arizona 85053

FCFC:            FIRST COMMUNITY FINANCIAL CORPORATION,
                 an Arizona corporation

ADDRESS:         4000 North Central Avenue, Suite 100
                 Phoenix, Arizona 85012



         Borrowers (collectively, the "Borrower") are desirous of obtaining a Credit Facility and other financial accommodations from FCFC, and FCFC is willing to make such Credit Facility available to Borrower on the following terms and conditions to be secured by the Collateral hereinafter described:

                  1. Definitions.

                  1.1 "Accounts" means and includes all of Borrower's presently existing and hereafter arising accounts, instruments, contract rights, documents, chattel paper (including security agreements and leases), and all other forms of obligations owing to Borrower, all guaranties of such Accounts and other security therefor, the proceeds of such Accounts, all Inventory returned to or reclaimed by Borrower and the Borrower's Books relating to any of the foregoing.

                  1.2 "Agreement" means and includes this Accounts Receivable Security Agreement, any concurrent or subsequent Rider hereto and any extensions, supplements, amendments or modifications thereto.

                  1.3 "Borrower's Books" means and includes all of Borrower's books and records including but not limited to: all customer lists and lists of account debtors; all ledgers; records reflecting, summarizing or evidencing Borrower's assets, accounts, business operations or financial condition; computer programs, computer discs, computer printouts, and other computer prepared information and computer equipment of any kind.

                  1.4 "Collateral" means and includes all of Borrower's existing and hereafter acquired Accounts, Inventory, money, deposit accounts, and general intangibles (including tax refunds, and all trademarks and trade names of Borrower), and any and all other property of Borrower in which FCFC now has or hereafter receives a security interest or which hereafter come into the possession, custody or control of FCFC, and the proceeds thereof, including proceeds of insurance covering the Collateral and the proceeds resulting from the sale, rental, or other disposition of the Collateral.

                  1.5 "Credit Facility" shall mean a revolving line of credit granted by FCFC to Borrower in the amount of $3,000,000.00, in accordance with the terms and conditions set forth in this Agreement.
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                  1.6 "Eligible Accounts" means Accounts on selling terms of net
30 days or less, which have been validly assigned to FCFC and strictly comply with all of Borrower's warranties and representations set forth in this Agreement, but excluding those Accounts: (a) which are not paid within 90 days of their invoice date; (b) which are owed by a single account debtor, if 25% of the amount owing by said account debtor remains unpaid for more than 90 days after its invoice date; (c) where the total indebtedness owed by an account debtor to Borrower exceeds 15% of all Eligible Accounts; (d) which represent the sale of goods delivered on consignment, guaranteed sale or on other conditional terms; (e) which are subject to any defense, setoff or counterclaim claimed or asserted by the account debtor; (f) which are evidenced by an instrument; (g) which are owed by an account debtor who is not a resident of the United States;
(h) where the account debtor is the United States or any department, agency or instrumentality of the United States; (i) where the account debtor is a subsidiary of, related to, affiliated or has common shareholders, officers or directors with Borrower; (j) where the account debtor is an officer, employee or agent of Borrower; (k) which represent goods sold and/or transferred where possession and/or control is held, maintained or retained by Borrower (or its agent) for the account of or subject to further and/or future direction from the account debtor thereof; or (l) Accounts which are not creditworthy, in the sole opinion of FCFC. FCFC will not consider maintenance accounts or advance deposits as "Eligible Accounts".

                  1.7 "FCFC's Costs" means and includes: filing, recording, publication and search fees incurred by FCFC relating to Borrower; all costs and expenses incurred by FCFC in the enforcement of its rights and remedies under this Agreement, or defending this Agreement or its security interest in the Collateral; long distance telephone and facsimile charges, the expenses of field examiners; all expenses for travel, lodging and food incurred by FCFC's personnel in collecting the Accounts or realizing upon the Collateral; all costs and expenses incurred in gaining possession of, maintaining, handling, preserving, storing, repairing, shipping, selling, preparing for sale and advertising to sell the Collateral, whether or not a sale is consummated; all expenses involved in fulfilling in whole or in part any purchase order from an account debtor; and reasonable attorney's fees and expenses incurred by FCFC as provided for in this Agreement.

                  1.8 "Inventory" means and includes all of Borrower's goods held for sale or lease, raw materials, components, work in process, finished merchandise, and packing and shipping materials, now owned or hereafter acquired, wherever located; all patents, blueprints and drawings related thereto; all other items hereafter acquired by Borrower by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto; and the resulting product or mass, and any documents of title representing any of the above.

                  1.9 "Obligations" means and includes all loans, advances (whether evidenced by promissory note(s) or not), indebtedness, liabilities, obligations, lease payments, guaranties, covenants and duties of Borrower to FCFC of every kind, nature and description, (whether arising out of this Agreement, or any other security agreement, mortgage, lease, instrument, document, contract or similar agreement now or hereafter executed by Borrower and delivered to FCFC, or by oral agreement or operation of law and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, now existing or hereafter arising, including without limitation any debt, liability or obligation owing by Borrower to others which FCFC may have acquired by assignment or otherwise, and further including, without limitation, all interest and FCFC's Costs which Borrower is required to pay or reimburse by this Agreement, by law or otherwise. The term "Obligations" also includes all amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a), and the operation of Section 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. 502(b) and 506(b), and including indebtedness of Borrower arising under successive transactions which renew, continue, refinance or refund the Obligations of Borrower.

                  1.10 "Prime Rate" means the Prime Rate publicly announced by Bank One, Phoenix, Arizona, from time to time (which may not necessarily be the lowest rate charged by such bank to its customers).

                  1.11 Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definitions set forth herein or, to the extent not inconsistent herewith, as such terms are defined in the Arizona Uniform Commercial Code, as amended from time to time (hereinafter referred to as the "Code").

         2. Advances and Charges.

                  2.1 Upon request of Borrower, from time to time during the term hereof, provided the representations and warranties of paragraph 5. hereof are then true, and so long as no event of default hereunder has occurred and Borrower is in full, faithful and timely compliance with each and all of the covenants, conditions, warranties, and representations, contained in this Agreement or in any other agreement between FCFC and Borrower, FCFC agrees to make advances to Borrower in an amount which when added to the advances then outstanding does not exceed the lesser of the Credit Facility or 65% of the amount of Eligible Accounts of Borrower (less discounts, credits, allowances, service charges, commissions, and freight charges which may be granted to or taken by the account debtors). FCFC may at any time and from time to time change the percentage of Eligible Accounts to be advanced to Borrower.

                  FCFC is hereby authorized to make said advances based upon instructions received from the list of authorized signers attached to this Agreement.

                  2.2 The Obligations of Borrower to FCFC shall bear interest, for the actual days outstanding at the rate equal to the Prime Rate plus 4.50% per annum, computed on the basis of a 360-day year for actual days elapsed. The Prime Rate of 7.00%, is the rate in effect as of this date. In the event of a change in the Prime Rate from time to time, the rate of interest to be charged to Borrower shall be correspondingly adjusted as of the date of the Prime Rate change. Notwithstanding the foregoing, in no event shall the interest rate chargeable hereunder be less than 11.00% per annum. Interest is due and payable to FCFC under this Agreement on the first day of each month. Any interest not paid when due shall become a part of Borrower's Obligations under this Agreement, and shall thereafter bear interest as provided herein.

                  FCFC shall render statements to Borrower of the Obligations, including all principal, interest and FCFC's Costs owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and FCFC unless, within thirty (30) days after receipt thereof by Borrower, Borrower notifies FCFC in writing specifying the error or errors, if any, contained in any such statements.

                  2.3 Upon the default by Borrower under any provision of this Agreement, and for as long as Borrower is in default, interest shall accrue on the Obligations from and after such default at a rate of interest which is four percent per annum greater than the rate which is then being charged.

                  2.4 In consideration for establishing the Credit Facility on the terms and conditions provided for herein, Borrower agrees to pay to FCFC upon the execution hereof a commitment and funding fee of one and one-half percent (1.50%) of the original amount of the Credit Facility, which shall be deemed earned and non-refundable upon payment thereof. In the event that the term of this Agreement is renewed as provided in paragraph 4 below, Borrower shall pay within ten days prior to the anniversary date to FCFC a renewal fee of 1.00% of the amount of the Credit Facility each year that it is renewed. In the event that the amount under the Credit Facility is increased, Borrower shall pay to FCFC a 1.00% line increase fee on the additional commitment amount, which shall be deemed earned and non-refundable upon payment thereof.

                  2.5 In order to further induce FCFC to grant the Credit Facility to Borrower, Borrower agrees that the minimum amount of interest to be paid monthly by Borrower to FCFC, during the original and each renewal term of this Agreement, shall not be less than $7,500.00 per month. Notwithstanding any default by Borrower, or a termination of this Agreement by FCFC because of such default, this minimum interest shall be charged to and paid by Borrower for the unexpired term of this Agreement. If this loan is repaid from a new credit facility executed by Borrower with Imperial Bank or M&I Thunderbird Bank the minimum interest amount that otherwise would be due and payable will be waived for the remaining term of the Agreement.

                  In the event the monthly interest earned by FCFC on advances made by FCFC to Borrower under this Agreement is less than the minimum set forth above, Borrower will pay to FCFC such difference at the same time as such accrued interest is due and payable.

                  2.6 It is the intention of the parties hereto that the interest required to be paid by Borrower to FCFC, plus all charges imposed upon Borrower hereunder which may be construed by a court of law to be interest, shall not exceed the maximum rate of interest allowed by the laws of the State of Arizona and if a court of law construes the same to exceed such maximum rate, then the excess so determined shall be applied against the principal balance of Obligations owing to FCFC.

         3. Creation of Security Interest.

                  3.1 Borrower hereby grants to FCFC a continuing security interest in the Collateral to secure the prompt payment and performance by Borrower of all Obligations under this Agreement or otherwise created.

                  3.2 Borrower shall execute and deliver to FCFC concurrently with Borrower's execution of this Agreement, and at any time or times hereafter at the request of FCFC, financing statements, continuation statements, security agreements, mortgages, assignments, certificates of title, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents that FCFC may request, in form satisfactory to FCFC, to perfect and maintain FCFC's security interest in the Collateral and fully comply with this Agreement. Borrower hereby makes, constitutes and appoints FCFC (and any of FCFC's officers, employees or agents designated by FCFC) as Borrower's true and lawful attorney (which shall be irrevocable until all Obligations are fully paid and satisfied) with power to sign the name of Borrower on any financing statement, continuation statement, security agreement, mortgage, assignment, certificate of title, affidavit, letter of authority, or notice or other similar document necessary to perfect or continue the perfection of FCFC's security interest in the Collateral. Borrower shall make appropriate entries in Borrower's Books disclosing FCFC's security interest in the Accounts. FCFC (through any of its officers, employees or agents) shall have the right at any time or times hereafter during Borrower's usual business hours to inspect the Collateral.

                  3.3 To further evidence the security interest of FCFC in the Accounts, Borrower shall, from time to time, provide FCFC with schedules and written assignments of its Accounts, in form satisfactory to FCFC. Borrower's failure to execute and deliver such schedules and/or assignments shall not affect or limit FCFC's security interest or any other rights in and to the Accounts. Together with each schedule, Borrower shall furnish FCFC with true and correct copies of Borrower's customers' invoices or the equivalent and original shipping or delivery receipts for all Inventory sold.

                  3.4 FCFC, or its agents, may at any time (and whether or not Borrower is in default under this Agreement) and without notice thereof to
Borrower: (a) notify the account debtors of Borrower that the Accounts have been assigned to FCFC and that FCFC has a security interest therein; (b) direct all account debtors to make payment of all Accounts to FCFC; (c) demand, collect (by legal means or otherwise), receive, receipt for, sue for, compromise, adjust, settle or extend the time for payment of any Account upon such terms as FCFC may reasonably determine under the circumstances, in its own name or in the name of Borrower (crediting Borrower's Accounts with only the net amount received by FCFC in payment of the Accounts, after deducting all FCFC's Costs in connection therewith); and (d) take control of all proceeds from said Accounts. In this regard, Borrower agrees that it will cooperate with FCFC (and execute such forms or notices as FCFC may request) in notifying the account debtors that the Accounts have been assigned to FCFC and that FCFC has a security interest therein. Until such time as FCFC exercises such right, Borrower shall collect the Accounts, receiving in trust all proceeds therefrom as FCFC's trustee and each day deliver said proceeds to FCFC in their original form as received from the account debtors, together with a remittance report, in form satisfactory to FCFC. The receipt of any check or other item of payment by FCFC shall not be considered payment to FCFC until such check or other item of payment is actually paid. For the purpose of computing the interest to be charged to Borrower under paragraph 2.2 hereof all checks, and other items of payment delivered to FCFC from time to time shall be treated as being paid four business day after the date FCFC actually receives such check or other item of payment, subject to reversal of entry in the event such remittance is not paid upon presentment to the drawee bank. Wire transfers received from Imperial Bank shall be deemed to have been paid to FCFC one business day after the date FCFC actually received such transfer. It is further understood that for the purpose of computing interest to be charged to Borrower, the amount of any credit balance which Borrower may have with FCFC shall be treated as an advance by FCFC to Borrower under this Agreement.

                  3.5 Borrower authorizes FCFC and FCFC shall have the right at any time or times to verify the Accounts by mail, telephone, or otherwise in the name of Borrower or FCFC. In addition, Borrower authorizes FCFC to obtain information from Borrower's suppliers and customers and, in this regard, Borrower waives any right or claim against any such supplier or customer for furnishing information to FCFC.

                  3.6 Borrower shall promptly provide FCFC with all information relating to the financial condition of any account debtor, and shall notify FCFC of the rejection of goods by any account debtor, delay in the delivery of goods, or any returns or recoveries of goods, nonperformance of contracts, or the assertion by an account debtor of any claim, offset or counterclaim, and the settlement or adjustment of any dispute or claim with an account debtor on terms approved by FCFC.

                  3.7 Borrower agrees to keep all goods returned by any account debtor and all goods repossessed or stopped in transit by Borrower, segregated from other property of Borrower, holding the same as trustee for FCFC, until otherwise directed in writing by FCFC.

                  3.8 Borrower does hereby irrevocably designate, make, constitute and appoint FCFC, and any agent of FCFC, as Borrower's true and lawful attorney, with power, without notice to Borrower, and at such time or times (except as otherwise provided herein) as FCFC may, in its sole election, determine, in Borrower's or FCFC's name and at Borrower's expense, to:

                           (a) Endorse Borrower's name on any checks, notes,
acceptances, money orders, drafts or other forms of payment or security that may come into FCFC's possession.

                           (b) Exercise all of Borrower's rights and remedies
with respect to the collection of Accounts.

                           (c) Sign Borrower's name on any invoice, freight bill
or bill of lading relating to any Account, on any draft against an account debtor, on any schedule assignment of Accounts, verification of Accounts or on any notice to account debtors.

                           (d) Prepare, file and sign Borrower's name on any
proof of claim in bankruptcy or similar document against an account debtor.

                           (e) Prepare, file and sign Borrower's name on any
notice of lien, claim of mechanic's lien or similar document or waiver or satisfaction thereof in connection with an Account.

                           (f) Execute any other documents which may facilitate
the collection, liquidation or disposition of the Collateral.

                  FCFC shall not be obligated to do any of the acts or exercise any of the powers hereinabove authorized, but, if FCFC elects to collect said Accounts, do any such act or exercise any of the foregoing powers, it may do so in any manner or means as it may determine, and shall not be liable to Borrower for any error in judgment or mistake of fact or law, excepting willful misconduct or bad faith. This power, being coupled with an interest, is irrevocable until all Obligations of Borrower to FCFC are fully paid and satisfied. All acts by or on behalf of FCFC pursuant hereto are hereby ratified and approved by Borrower.

                  4. Term. This Agreement shall have a term of one year from the date hereof and shall be automatically renewed from year to year, unless terminated by either party on any anniversary date of this Agreement by written notice to this effect given not less than 30 days, nor more than 45 days, prior to said anniversary date. Notwithstanding the foregoing, Borrower may terminate this Agreement at any time prior to the anniversary date of this Agreement, by giving written notice to FCFC to this effect not less than 30 days, nor more than 45 days, prior to the effective date of such termination, provided that Borrower pays to FCFC on the date of termination, in addition to all Obligations of Borrower to FCFC, the minimum amount of interest required to be paid by Borrower to FCFC during the remainder of the original or renewal term of this Agreement, as provided in paragraph 2.5 above. In the event Borrower defaults in the performance of any provision of this Agreement, FCFC may, at its election, terminate this Agreement at any time, without notice. On the date of termination, all

Obligations, including but not limited to, obligations arising by reason of the termination of this Agreement, shall become immediately due and payable without notice or demand. Notwithstanding such termination, until all Obligations have been fully satisfied, FCFC shall retain its security interest in all existing Collateral and Collateral arising thereafter, and Borrower shall continue to turn over all collections from the Accounts to FCFC. It is understood and agreed that if Borrower has given notice of termination, pursuant to the provisions of this paragraph, and fails to pay all Obligations to FCFC on the specified date, or within 10 days thereafter, then this Agreement shall be automatically renewed for an additional one year term.

         5. Representations and Warranties. Until all Obligations of Borrower to FCFC have been fully paid and satisfied, Borrower does hereby warrant and represent that:

                  (a) If Borrower is a corporation or a limited liability company, it is duly organized and is and all times hereinafter will be in good standing under the laws of the state of its incorporation and is duly qualified and in good standing in every other state in which the nature of its business requires such qualification.

                  (b) Borrower is the true and lawful owner of the Collateral and has the right, power and authority to grant a security interest therein to FCFC.

                  (c) Borrower's chief place of business (or if it has more than one place of business its chief executive office) and the office where Borrower's Books are kept is at Borrower's address as set forth in this Agreement.

                  (d) Borrower is not doing business and has not done business during the last six years under any trade name or style, except its name(s) as set forth in this Agreement or under the following name(s):

                      -    Syntellect

                      -    SIS

                  (e) The execution, delivery and performance hereof does not constitute a default under any indenture, agreement or undertaking to which Borrower is now or hereafter a party or by which it is or will be bound and, if Borrower is a corporation or a limited liability company, the same are within Borrower's corporate powers, have been duly authorized and are not in contravention of its articles, bylaws, or operating agreement.

                  (f) All financial statements and information relating to Borrower or any guarantor of Borrower's Obligations or with respect to the Accounts which have been or may hereafter be delivered by Borrower to FCFC are true and correct in all material respects and there has not been any material adverse change in the financial condition of Borrower or any guarantor since the last submission of such financial information to FCFC.

                  (g) There are no actions or proceedings pending by or against Borrower or any guarantor of Borrower's Obligations in any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigation or claim, complaint, action or prosecution involving Borrower or any guarantor of Borrower, except as may have been specifically disclosed in writing to FCFC and if any of the foregoing arise during the term of this Agreement, Borrower shall immediately notify FCFC in writing with respect thereto.

                  (h) Borrower has duly filed all federal, state and other governmental tax returns which it is required by law to file and that all taxes and other sums which may be due to the United States, any state or other governmental authority have been fully paid and that Borrower now has and shall hereafter maintain reserves adequate in amount to fully pay all such tax liabilities which may hereafter accrue.

                  (i) All assessments and taxes whether real, personal or otherwise due and payable by or imposed, levied or assessed against Borrower or any of its assets have been paid and shall hereafter be paid in full before delinquency. Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law (including timely payment or deposit of all F.I.C.A. payments and withholding taxes) and will execute and deliver to FCFC on demand appropriate certificates attesting to the payment or deposit thereof.

                  (j) Borrower is now and shall be at all times hereafter solvent and able to pay its debts as they mature.

                  (k) With respect to all Collateral, FCFC's security interest therein is now and shall hereafter at all times constitute a perfected, choate, and first security interest in the Collateral and is not now and will not hereafter become subordinate or junior to the security interest, lien, encumbrance or claim of any person.

                  (l) All information furnished to FCFC at any time by or on behalf of Borrower was, and will be when furnished, true, complete and correct in all material respects.

                  (m) With respect to each Account now and from time to time hereafter created:


                        (i) It is genuine, in all respects what it purport to be and represents a bona fide, existing, valid and legally enforceable indebtedness of the account debtor named therein, payable in the amount, time and manner stated in the invoice therefor, and is absolutely owing to Borrower and not contingent for any reason.

                        (ii) The delivery receipt and invoice therefor represents bona fide sale in the ordinary course of Borrower's business, represents the kind, quality and quantity of the goods or services described therein, and that the goods or services described herein have been completely delivered, installed or performed and at the time of delivery or installation have been accepted by the account debtor without condition.

                        (iii) No payments have been or shall be made thereon, except payments which are turned over to FCFC by Borrower.

                        (iv) There is no setoff, counterclaim or dispute existing or asserted with respect to the Account and Borrower has not made any agreement with the account debtor thereof for any deduction or discount of the sum payable thereunder, except regular discounts allowed by Borrower in the ordinary course of its business for prompt payment.

                        (v) The goods sold or transferred or the services rendered as evidenced by the Account are not subject to any lien, claim, encumbrance or security interest, except that of FCFC.

                        (vi) Borrower has no knowledge of the insolvency of the account debtor or of any action or proceeding involving the account debtor under any federal or state debtor's relief statute.

                        (vii) Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility of the Account.

                        (viii) Borrower has not made any assignment of the Account or granted a security interest in the Account to any other party other than FCFC.

                        (ix) All of Borrower's Books, and all records and documents relating to the Account are and will be genuine and in all respects what they purport to be, and accurately reflect the amounts owing or to be owing at maturity by the account debtor.

Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied upon by FCFC regardless of any investigation made or information possessed by FCFC. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any other warranties, representations and agreements which Borrower shall now or hereafter give, or cause to be given to FCFC.

         6. Affirmative Covenants. Until all Obligations of Borrower to FCFC are fully paid and satisfied, Borrower will:

                  (a) At all times fully comply with all federal, state and local laws, rules, orders or regulations pertaining to the conduct of its business, including, but not limited to all applicable federal, state and local environmental laws and regulations relating to the storage, usage and disposal of hazardous substances or toxic chemicals by Borrower in its business. In this regard, Borrower agrees to defend, indemnify and hold FCFC harmless for and against any and all costs, claims, demands, damages including attorneys fees, court costs, and investigatory and laboratory fees which FCFC may suffer or incur in connection with any such violation which indemnification shall survive the termination of this Agreement.

                  (b) Maintain Borrower's Books at the address set forth in this Agreement (which is Borrower's place of business or, if it has more than one place of business, its chief executive office) and will not, without prior written consent of FCFC relocate its place of business (or if it has more than one place of business, its chief executive office) or move Borrower's Books outside the State of Arizona.

                  (c) Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles which contain such information as may be requested by FCFC, and permit FCFC or any of its agents, during Borrower's usual business hours or during the usual business hours of any third party having control over the records of Borrower, to have access to and have the right to examine all of Borrower's Books and in connection therewith and permit FCFC or any of its agents to copy and make extracts therefrom.

                  (d) Promptly furnish to FCFC such records, data and other information with respect to the financial condition of Borrower, the Collateral and any guarantor, as FCFC may request from time to time, and deliver to FCFC within 90 days after the end of each Borrower's fiscal year, a detailed report in form satisfactory to FCFC containing a statement of the financial condition and operation of Borrower for each such fiscal year, and within 20 days, after demand by FCFC, deliver to FCFC copies of any financial report or statement prepared by or for Borrower. Each such statement and report shall be reviewed or compiled by an independent CPA or, with the consent of FCFC, prepared by an authorized officer of Borrower certifying that such report, statement or document delivered or caused to be delivered to FCFC is complete, correct and thoroughly presents the financial condition of Borrower and that on the date of said certification no event or condition exists which constitutes a breach or event of default under this Agreement. In addition, Borrower shall deliver to FCFC within 30 days after the end of each month, a detailed report in form satisfactory to FCFC containing a statement of the financial condition and operation of Borrower for each such month.

                  (e) Allow FCFC to possess, remove to FCFC's premises or the premises of any agent of FCFC, copies of Borrower's Books, for so long as FCFC may desire in connection with the enforcement of FCFC's rights under this Agreement.

                  (f) Notify FCFC of any material adverse change in Borrower's financial condition.

                  (g) Make timely payment or deposit of all taxes (including F.I.C.A. payments and deposits of withholding taxes) and assessments required to be paid by Borrower and deliver to FCFC, as requested, evidence of such payment or deposit.

                  (h) Pay all rent when due and otherwise abide by the terms under which Borrower leases or occupies the premises at which the Collateral is located; if Borrower fails to do so, FCFC may, without any obligation, pay such rent and any sum so paid shall be part of FCFC's Costs, secured by the Collateral and payable on demand.

                  (i) Cause to be paid all amounts necessary to fund, in accordance with their terms, all pension plans presently in existence or hereafter created and Borrower will not withdraw from participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to any deferred compensation plan maintained for the benefit of its employees under circumstances that could result in liability to the Pension Benefit Guarantee Corporation, or any of its successors or assigns, or to the entity which provides funds for such deferred compensation plan.

                  (j) Maintain a working capital ratio of 1.0:1 and a net worth at least equal to $6,000,000.

                  (k) Maintain itself in good standing in all jurisdictions in which Borrower is doing business, and at the request of FCFC, furnish to FCFC evidence of its good standing in all such jurisdictions.

                  (l) Maintain all Collateral at the address set forth in this Agreement or at:

                        - 3225 Cumberland Boulevard, Suite 400, Atlanta, Georgia 30339

                        - 1000 Holcomb Woods Parkway, Building 410A, Roswell, Georgia 30076

                        -     1 East 22nd Street, Suite 510, Lombard, Illinois
                              60148

                        -     275 Wyman Street, Suite 160, Waltham,
                              Massachusetts 02451

                        - 405 South 100 East, Suite 101, Pleasant Grove, Utah 84062

and will not, without the prior written consent of FCFC, move said Collateral to any other address.

                  (m) Promptly deliver to FCFC all documents and instruments relating to the Collateral, including invoices, original orders, shipping documents, delivery receipts, as FCFC may request from time to time.

                  (n) Furnish to FCFC daily or less frequently as FCFC shall permit from time to time, written schedules and reports of the status of Borrower's Accounts in such form as shall be required by FCFC.

                  (o) On request of FCFC, execute and deliver to FCFC any and all additional documents which FCFC may request from time to time to evidence the advances made hereunder or the security interest granted hereby.

         7. Negative Covenants. Until all Obligations of Borrower to FCFC are fully paid and satisfied, Borrower will not, without the prior written consent of FCFC:

                  (a) Grant a security interest in the Accounts or the Inventory or permit a lien, claim or encumbrance to be imposed on any of the Collateral.

                  (b) Sell, lease, rent or otherwise dispose of, move, transfer or relocate outside the State of Arizona, Georgia, Illinois, Massachusetts and Utah, whether by sale or otherwise, any of Borrower's property or any interest therein, including the Collateral, but excluding Inventory which may be sold, leased, or otherwise disposed of in the ordinary course of Borrower's business, provided that FCFC shall nevertheless continue to have a security interest in the proceeds thereof.

                  (c) Permit any Collateral to become affixed to real property, become an accession to any property or be used in violation of any applicable law, regulation or policy of insurance.

                  (d) Permit any levy, or attachment to be made on any of Borrower's assets.

                  (e) Permit any receiver, trustee, custodian, assignee for the benefit of creditors or any other person or entity having similar powers or duties to be appointed or to take possession of any or all of Borrower's assets.

                  (f) Change its corporate or trade name, business structure, corporate identity or structure, do business under any additional trade name, or liquidate, merge or consolidate with or into any other business organization.

                  (g) Acquire any entity or purchase the stock or securities of any entity (other than securities of any state or federal government).

                  (h) Permit any sale or disposition of a controlling interest in Borrower or permit a change in the management of Borrower.

                  (i) Enter into any transaction or incur any debts not in the usual course of Borrower's business.

                  (j) Guarantee or otherwise become in any way liable with respect to the obligations of any person except by endorsement of instruments or items of payment for deposit to the account of Borrower or which are transmitted or turned over to FCFC on account of Borrower's Obligations.

                  (k) Pay or declare any dividends upon Borrower's capital stock.

                  (1) Redeem, retire, purchase or otherwise acquire directly or indirectly any of Borrower's capital stock.

                  (m) Make any distribution of Borrower's property or assets.

                  (n) Not Used.

                  (o) Make any advance, loan, contribution or payment of money (other than compensation for personal services), goods or credit to, or guarantee any obligation of any subsidiary, affiliate or parent corporation, or any officer, shareholder or employee, or cause or permit any such advance, loan, contribution or guarantee to be made by any subsidiary corporation other than the guaranty executed in connection herewith with this Agreement.

         8. Insurance. Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, and all other hazards and risks ordinarily insured against by owners in similar businesses for the full insurable value thereof, business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of its assets. All such policies of insurance shall be in such form, with such companies and in such amounts as may be satisfactory to FCFC. Borrower shall deliver to FCFC certified copies of such policies of insurance and evidence of the payment of all premiums therefor. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to FCFC showing FCFC as the loss payee. All proceeds payable thereunder shall be payable to FCFC and upon receipt by FCFC shall, at FCFC's option, be applied on the account of Borrower's Obligations, whether or not then due, or to the repair or replacement of the Collateral. To secure the payment of Borrower's Obligations, Borrower grants FCFC a security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof, and Borrower shall direct all insurers under such policies of insurance to pay all proceeds thereof directly to FCFC. Borrower hereby irrevocably appoints FCFC (and any of FCFC's officers, employees or agents designated by FCFC) as Borrower's attorney for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. Each such insurer shall agree, by endorsement upon the policy or policies of insurance issued by it to Borrower as required above, or by independent instruments furnished to FCFC, that it will give FCFC at least 10 days written notice before any such policy or policies of insurance shall be altered or canceled, and that no act of Borrower or any other person or the default hereunder by Borrower, shall affect the right of FCFC to recover under such policy or policies of insurance. FCFC, without waiving or releasing any Obligations or default by Borrower hereunder, may, but shall have no obligation to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which FCFC deems advisable. All sums so disbursed by FCFC, as well as reasonable attorneys fees, court costs, expenses and other charges relating thereto, shall be a part of FCFC's Costs, secured by the Collateral and payable on demand.

         9. Events of Default. The occurrence of any one or more of the following shall constitute an event of default by Borrower under this Agreement (each an "Event of Default"):

                  (a) Borrower fails to pay any of Borrower's Obligations (whether of principal, interest, taxes, reimbursement of FCFC's Costs, or otherwise) when due and payable or is declared to be due and payable.

                  (b) Borrower fails or neglects to perform, keep or observe any term, provision, condition, or covenant contained in this Agreement, or any other present or future agreement between Borrower and FCFC.

                  (c) Any representation, statement, report or certificate made or delivered by Borrower, or any of its officers or agents, (either individually or as an officer or agent of Borrower) to FCFC proves to be untrue or incorrect in any material respect.

                  (d) Any Collateral cannot be located within five days after FCFC makes demand upon Borrower to inspect the same or any Collateral has been moved outside the State of Arizona, Georgia, Illinois, Massachusetts and Utah, without the consent of FCFC.

                  (e) There is a material impairment in the prospect of repayment of Borrower's Obligations or a material impairment in the value of the Collateral or that the priority of FCFC's security interest in the Collateral is contested.

                  (f) Any of Borrower's assets are attached, seized, or are levied upon, and the same are not released, discharged or bonded against within ten days thereafter.

                  (g) Any proceeding under the Bankruptcy Act is filed by or against Borrower.

                  (h) A notice of lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof.

                  (i) Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs.

                  (j) Borrower ceases normal business operations.

                  (k) A material portion of the Collateral is stolen, damaged or destroyed.

                  (l) A judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within 10 days thereafter.

                  (m) If any of Borrower's records are prepared and kept by an outside computer service at any time during the term of this Agreement, and said computer service fails to provide FCFC with any requested information or financial data pertaining to the Collateral, Borrower's financial condition or the results of Borrower's operations.

                  (n) If there is a default in any agreement to which Borrower is a party with any third party resulting in a right by such third party to accelerate the maturity of any indebtedness of Borrower to such third party.

                  (o) Borrower makes any payment on account of indebtedness which has been subordinated to Borrower's Obligations to FCFC, without FCFC's consent, or if any person subordinating such indebtedness terminates or in any way limits his subordination.

                  (p) Not Used.

                  (q) Not Used.

         10. FCFC's Rights and Remedies.

                  10.1 Upon the occurrence of an Event of Default by Borrower under this Agreement, FCFC may, at its election, without notice of its election and without demand upon Borrower or any guarantor, do any one of more of the following, all of which are authorized by Borrower:

                  (a) Declare any or all of Borrower's Obligations, whether evidenced by note(s), or otherwise, immediately due and payable.

                  (b) Terminate this Agreement, but without affecting FCFC's rights and security interests in the Collateral, and the Obligations of Borrower to FCFC.

                  (c) Cease making advances to or for benefit of Borrower under the Credit Facility or reduce the Credit Facility.

                  (d) Continue making advances to Borrower in such amounts as FCFC may determine, in its sole discretion, without waiving any default by Borrower under this Agreement.

                  (e) Proceed to collect the Accounts, pursuant to A.R.S.Section 47-9502, and, in this regard, notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by FCFC, and receive, open and distribute all mail addressed to Borrower, retaining all mail relating to Collateral and forwarding all other mail to Borrower.

                  (f) Exercise any and all of the rights accruing to a secured party under the Code and any other applicable law.

                  (g) Enter, with or without process of law, upon any premises where the Collateral is or believed by FCFC to be located (the "Premises"), using all necessary force to accomplish the same without committing a breach of the peace (Borrower hereby waives all claims for damages or otherwise due to, arising from or connected with such entry and/or seizure); and:

                  (i) Take possession of the Premises and of the Collateral located therein;

                  (ii) Place a custodian in exclusive control of the Premises and of any of the Collateral located therein;

                  (iii) Remove from the Premises the Collateral (and any of Borrower's Books, materials and supplies) in any way relating to the Collateral or useful by FCFC in enforcing its rights hereunder;

                  (iv) Remain upon the Premises and use the same (together with said Borrower's Books, materials and supplies) for the purpose of collecting the Collateral and/or preparing the Collateral for disposition and/or disposing of the Collateral.

                  (h) Make (without any obligation to do so) any payment and take such action as FCFC considers necessary or reasonable to protect or preserve the Collateral or its security interest therein, including paying, purchasing, contesting or compromising any encumbrance, charge or lien which, in the opinion of FCFC, interferes with the enforcement of its security interests or the liquidation or disposition of the Collateral.

                  (i) Require Borrower to assemble the Collateral and, at Borrower's expense, deliver the same to FCFC or to a third party as FCFC's bailee at a place or places to be designated by FCFC which is reasonably convenient to the parties.

                  (j) Ship, reclaim, recover, store, finish, maintain, repair and prepare for sale the Collateral.

                  (k) Sell the Collateral (whether or not the Collateral is present at any such sale) in its then condition, or after further manufacturing, processing or preparation thereof (utilizing, in connection therewith, without charge or liability to FCFC therefor, any of Borrower's assets), at either public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable, in the opinion of FCFC. In such event, FCFC shall (unless notice has been waived after default pursuant to the provisions of the Code) give notice to Borrower in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time after which the private sale or other disposition is to be made, at least five days before the date fixed for the sale, or at least five days before the date after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. FCFC may purchase all or any portion of the Collateral at any public sale.

                  (l) Seek temporary or permanent injunctive relief without the necessity of proving actual damages, as no remedy at law will provide adequate relief to FCFC and, in this regard, the bond which FCFC may be required to post shall be no more than $500.00.

                  (m) Require Borrower to pay all FCFC's Costs incurred in connection with FCFC's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by FCFC.

Any deficiency which exists after disposition of the Collateral, as provided above, shall be due and payable by Borrower upon demand, with any excess to be paid by FCFC to Borrower.

                  10.2 FCFC's rights and remedies under this Agreement and all other agreements shall be cumulative and may be exercised simultaneously or successively, in such order as FCFC shall determine. In addition, FCFC shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by FCFC of one right or remedy shall be deemed an election, and no waiver by FCFC of any default on Borrower's part shall be deemed a continuing waiver. No delay by FCFC shall constitute a waiver, election or acquiescence by it.

         11. Taxes and Expenses Regarding Borrower's Property.

                  If Borrower fails to pay any assessments, taxes, contributions, or make any deposits, or furnish any required proof thereof as set forth in paragraph 6(g) hereof or in any other provision of this Agreement, FCFC may, in its sole and absolute discretion and without notice to Borrower (a) make payment of the same or any part thereof, or (b) set up such reserves in Borrower's account as FCFC deems necessary to satisfy the liability therefor, or both. If Borrower fails to promptly pay when due to any other person or entity, any sum which Borrower is required to pay by reason of any provision in this Agreement, FCFC may, but is not obligated to, advance any sums which it deems appropriate for the protection or preservation of the Collateral or its security interest therein, and the amount so advanced by FCFC shall bear interest at the highest rate provided for in paragraph 2.3 above, and shall constitute FCFC's Costs, payable on demand, and shall be secured by the Collateral. Any payment made by FCFC shall not constitute (a) an agreement by it to make similar payments in the future, or (b) a waiver by FCFC of any default under this Agreement. FCFC need not contest nor inquire as to the validity of any such expense, tax, security interest, encumbrance or lien, and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing.

         12. Waivers By Borrower.

                  12.1 FCFC shall not be deemed to have waived any provision of this Agreement, or any right or remedy which it may have hereunder, or at law or equity, unless such waiver is in writing and signed by FCFC.

                  12.2 Borrower waives the right to direct the application of any payments at any time or times received by FCFC on account of Borrower's Obligations and Borrower agrees that FCFC shall have the continuing exclusive right to apply and reapply such payments in any manner as FCFC may deem advisable.

                  12.3 Except as otherwise provided for in this Agreement, Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by FCFC on which Borrower may in any way be liable.

                  12.4 Failure or delay by FCFC in exercising or enforcing any right, power, privilege, lien, option or remedy hereunder shall not operate as a waiver thereof and a waiver by FCFC of any default by Borrower under this Agreement shall not be construed to create any right or expectation of future waiver of any subsequent breach or default by Borrower under this Agreement.

                  12.5 FCFC shall not in any way or manner be liable or responsible for (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever. All such risk or loss, damage or destruction of the Collateral shall be borne by Borrower.

                  12.6 Borrower waives (to the extent the same may be lawfully waived): any and all causes of action and claims which it may now or ever have against FCFC for failing to protect any Collateral in its possession, or failing to collect or sell any of the Collateral, notwithstanding the effect of such possession, collection or sale upon the business of Borrower. In addition, Borrower hereby releases FCFC of and from (a) any and all liabilities or penalties for failure of FCFC to perfect or maintain the priority of its security interest or to comply with any statutory or other requirement imposed on FCFC; and (b) any error of judgment or mistake of fact or law.

                  12.7 In the event FCFC seeks to obtain possession of any of the Collateral by replevin or other judicial process, Borrower hereby waives (a) any bond or security required to be posted by any statute, court rule or otherwise as an incident to such possession and (b) any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

                  12.8 Borrower waives any right to trial by jury in any action or proceeding relating to this Agreement or any transactions hereunder.

         13. Notices.

                  Unless otherwise provided in this Agreement, all notices, demands or other communications to either party shall be in writing and shall be mailed, telecopied or communicated by means of facsimile transmission (followed by a mailed or delivered hard copy), or delivered by hand or courier service, at their respective addresses set forth in this Agreement, or at such other addresses as shall be designated by such party in a written notice to the other party. All notices and other communications shall be effective on three business days after deposit in the mail (postage prepaid in the case of mail), upon telecopy or other facsimile transmission or upon hand delivery.

         14. Destruction of Borrower's Documents.

                  Any documents, schedules, invoices or other papers delivered to FCFC, may be destroyed or otherwise disposed of by FCFC five months after they are delivered to or received by FCFC, unless Borrower requests, in writing, the return of the said documents, schedules, invoices or other papers and makes arrangements, at Borrower's expense, for their return.

         15. Release.

                  Only at such time as all Obligations of Borrower to FCFC shall have been fully paid and satisfied and Borrower and all guarantors of Borrower's obligations execute and deliver to FCFC a release acknowledging that Borrower does not have any claims against FCFC and provides FCFC with an appropriate indemnity indemnifying FCFC for any remittances for which Borrower has received credit and which are not paid, shall FCFC release its security interest in the Collateral and deliver to Borrower an appropriate termination statement.

         16. General Provisions.

                  16.1 The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

                  16.2 If at any time or times hereafter FCFC employs counsel for advice or other representation (a) with respect to any of the Collateral or this Agreement or modification thereof, (b) to represent FCFC in any litigation, contest, dispute, suit or proceeding or to commence, defend, or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding (whether instituted by FCFC, Borrower or any other party) in any way relating to any of the Collateral, this Agreement or Borrower's affairs, (c) to protect, collect, lease, sell, take possession of or liquidate any of the Collateral, (d) to attempt to enforce any security interest of FCFC in any of the Collateral or (e) to enforce any rights of FCFC against Borrower or against any other person which may be obligated to FCFC by virtue of this Agreement including Borrower's account debtors, then, in any of the foregoing events, all of the reasonable attorneys' fees arising from such services and all expenses, costs and charges in any way arising in connection therewith or relating thereto shall constitute a part of FCFC's Costs secured by the Collateral and be payable on demand.

                  16.3 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against FCFC or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

                  16.4 The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined under and according to the laws of Arizona. In any litigation involving FCFC and Borrower, Borrower does hereby irrevocably submit itself to the process, jurisdiction and venue of the courts of the State of Arizona in Maricopa County or to the process, jurisdiction and venue of the U.S. District Court for Arizona for the purposes of suit, action or other proceedings arising out of or relating to this Agreement or the subject matter hereof, and without limiting the generality of the foregoing, hereby waives and agrees not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Borrower is not personally subject to the jurisdiction of such courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

                  16.5 The provisions of this Agreement are independent of and separate from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or unenforceability of any other provision hereof and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  16.6 Paragraph headings and paragraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

                  16.7 This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations, if any, are merged into this Agreement.

                  16.8 FCFC shall have the right, without the consent of or notice to Borrower to grant participation interests in the Credit Facility and in this regard may provide the participant with any and all information with respect to Borrower and the Credit Facility. In addition, FCFC may assign this Agreement and its rights and duties hereunder at any time, without the consent of or notice to Borrower. This Agreement shall inure to the benefit of FCFC, its successors and assigns. Borrower may not assign this Agreement or any rights hereunder, without FCFC's prior written consent and any such assignment shall be void and of no effect whatsoever. No consent to any assignment by FCFC shall, without the written consent of FCFC, release Borrower or any guarantor of its Obligations to FCFC.

                  16.9 This Agreement shall inure to the benefit of FCFC and any successors or assigns of FCFC, including any participant in the Credit Facility. This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; however, Borrower may not assign this Agreement or any rights hereunder without FCFC's prior written consent and any prohibited assignment shall be absolutely void. No consent to any assignment by FCFC shall release Borrower or any guarantor of its Obligations to FCFC. FCFC may assign this Agreement and its rights and duties hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Phoenix, Arizona, as of the date written above.

FCFC:

FIRST COMMUNITY FINANCIAL CORPORATION,
an Arizona corporation

By:    /S/ James C. Adamany
    -----------------------------------------------
           James C. Adamany

Title: President

BORROWER:

Syntellect Inc.,
a Delaware corporation

By:    /S/ Anthony V. Carollo
    -----------------------------------------------
           Anthony V. Carollo

Title:  Chief Executive Officer and President

BORROWER:

Syntellect Interactive Services, Inc.,
a Georgia corporation

By:    /S/ Anthony V. Carollo
    -----------------------------------------------
           Anthony V. Carollo

Title:  Chief Executive Officer and President

                        AMENDMENT TO ACCOUNTS RECEIVABLE

                               SECURITY AGREEMENT

FOR A VALUABLE CONSIDERATION, First Community Financial Corporation (FCFC) and Syntellect Inc., a Delaware corporation and Syntellect Interactive Services, Inc., a Georgia corporation (collectively, BORROWER) do hereby agree to amend paragraphs 1.5 and 2.2 of that certain Accounts Receivable Security Agreement dated June 14, 2001 between the parties (as the same may have been amended from time to time) in its entirety as follows:

         1.5 Effective October 1, 2001, "Credit Facility" shall mean a revolving line of credit granted by FCFC to Borrower in the amount of $2,000,000.00, in accordance with the terms and conditions set forth in this Agreement.


         2.2 Effective October 1, 2001, the Obligations of Borrower to FCFC shall bear interest, for the actual days outstanding at the rate equal to the Prime Rate plus 8.50% per annum, computed on the basis of a 360-day year for actual days elapsed. The Prime Rate of 5.50%, is the rate in effect as of this date. In the event of a change in the Prime Rate from time to time, the rate of interest to be charged to Borrower shall be correspondingly adjusted as of the date of the Prime Rate change. Notwithstanding the foregoing, in no event shall the interest rate chargeable hereunder be less than 15.00% per annum. Interest is due and payable to FCFC under this Agreement on the first day of each month. Any interest not paid when due shall become a part of Borrower's Obligations under this Agreement, and shall thereafter bear interest as provided herein.

         FCFC shall render statements to Borrower of the Obligations, including all principal, interest and FCFC's Costs owing, and such statements shall be conclusively presumed to be correct and accurate and constitute an account stated between Borrower and FCFC unless, within thirty (30) days after receipt thereof by Borrower, Borrower notifies FCFC in writing specifying the error or errors, if any, contained in any such statements.

                        AMENDMENT TO ACCOUNTS RECEIVABLE

Except as amended hereby, all other terms and provisions of the Accounts Receivable Security Agreement (as the same may have been amended from time to time) shall continue in full force and effect and are hereby ratified, confirmed and approved.

Dated this 10th day of October, 2001.

BORROWER:

Syntellect Inc.,                                                 Syntellect Inc.,
a Delaware corporation                                           a Delaware corporation


By:   /S/  Anthony v. Carollo                                    By:  /S/ Timothy P. Vatuone
      ---------------------------------------------                  --------------------------------------
           Anthony V. Carollo                                              Timothy P. Vatuone

Title:  Chief Executive Officer and President                    Title: Secretary and Chief Financial Officer


Syntellect Inc.,                                                 Syntellect Interactive Services, Inc.,
a Delaware corporation                                           a Georgia corporation


By:   /S/  Charles F. Sonneborn                                  By:   /S/  Anthony v. Carollo
      ---------------------------------------------                    ------------------------------------
           Charles F. Sonneborn                                            Anthony V. Carollo

Title: Vice President and Controller                             Title: Chief Executive Officer and President


FCFC:

First Community Financial Corporation,
an Arizona corporation

By:   /S/  James C . Adamany
      --------------------------------------------
            James C. Adamany

Title: President

                        AMENDMENT TO ACCOUNTS RECEIVABLE

                               SECURITY AGREEMENT

FOR A VALUABLE CONSIDERATION, First Community Financial Corporation (FCFC) and Syntellect Inc., a Delaware corporation and Syntellect Interactive Services, Inc., a Georgia corporation (collectively, BORROWER) do hereby agree to amend paragraph 1.5 and paragraph 6 of that certain Accounts Receivable Security Agreement dated June 14, 2001 between the parties (as the same may have been amended from time to time) in its entirety as follows:

         1.5 Effective January 21, 2002, "Credit Facility" shall mean a revolving line of credit granted by FCFC to Borrower in the amount of $2,500,000.00, in accordance with the terms and conditions set forth in this Agreement.

         6. Affirmative Covenants. Until all Obligations of Borrower to FCFC are fully paid and satisfied, Borrower will:

                  (a) At all times fully comply with all federal, state and local laws, rules, orders or regulations pertaining to the conduct of its business, including, but not limited to all applicable federal, state and local environmental laws and regulations relating to the storage, usage and disposal of hazardous substances or toxic chemicals by Borrower in its business. In this regard, Borrower agrees to defend, indemnify and hold FCFC harmless for and against any and all costs, claims, demands, damages including attorneys fees, court costs, and investigatory and laboratory fees which FCFC may suffer or incur in connection with any such violation which indemnification shall survive the termination of this Agreement.

                  (b) Maintain Borrower's Books at the address set forth in this Agreement (which is Borrower's place of business or, if it has more than one place of business, its chief executive office) and will not, without prior written consent of FCFC relocate its place of business (or if it has more than one place of business, its chief executive office) or move Borrower's Books outside the State of Arizona.

                  (c) Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles which contain such information as may be requested by FCFC, and permit FCFC or any of its agents, during Borrower's usual business hours or during the usual business hours of any third party having control over the records of Borrower, to have access to and have the right to examine all of Borrower's Books and in connection therewith and permit FCFC or any of its agents to copy and make extracts therefrom.

                  (d) Promptly furnish to FCFC such records, data and other information with respect to the financial condition of Borrower, the Collateral and any guarantor, as FCFC may request from time to time, and deliver to FCFC within 90 days after the end of each Borrower's fiscal year, a detailed report in form satisfactory to FCFC containing a statement of the financial condition and operation of Borrower for each such fiscal year, and within 20 days, after demand by FCFC, deliver to FCFC copies of any financial report or statement prepared by or for Borrower. Each such statement and report shall be reviewed or compiled by an independent CPA or, with the consent of FCFC, prepared by an authorized officer of Borrower certifying that such report, statement or document delivered or caused to be delivered to FCFC is complete, correct and thoroughly presents the financial condition of Borrower and that on the date of said certification no event or condition exists which constitutes a breach or event of default under this Agreement. In addition, Borrower shall deliver to FCFC within 30 days after the end of each month, a detailed report in form satisfactory to FCFC containing a statement of the financial condition and operation of Borrower for each such month.

                  (e) Allow FCFC to possess, remove to FCFC's premises or the premises of any agent of FCFC, copies of Borrower's Books, for so long as FCFC may desire in connection with the enforcement of FCFC's rights under this Agreement.

                        AMENDMENT TO ACCOUNTS RECEIVABLE

                  (f) Notify FCFC of any material adverse change in Borrower's financial condition.

                  (g) Make timely payment or deposit of all taxes (including F.I.C.A. payments and deposits of withholding taxes) and assessments required to be paid by Borrower and deliver to FCFC, as requested, evidence of such payment or deposit.

                  (h) Pay all rent when due and otherwise abide by the terms under which Borrower leases or occupies the premises at which the Collateral is located; if Borrower fails to do so, FCFC may, without any obligation, pay such rent and any sum so paid shall be part of FCFC's Costs, secured by the Collateral and payable on demand.

                  (i) Cause to be paid all amounts necessary to fund, in accordance with their terms, all pension plans presently in existence or hereafter created and Borrower will not withdraw from participation in, permit the termination or partial termination of, or permit the occurrence of any other event with respect to any deferred compensation plan maintained for the benefit of its employees under circumstances that could result in liability to the Pension Benefit Guarantee Corporation, or any of its successors or assigns, or to the entity which provides funds for such deferred compensation plan.

                  (j) Effective December 31, 2001, maintain a working capital ratio of 1.0:1 and a net worth at least equal to $3,700,000.

                  (k) Maintain itself in good standing in all jurisdictions in which Borrower is doing business, and at the request of FCFC, furnish to FCFC evidence of its good standing in all such jurisdictions.

                  (l) Maintain all Collateral at the address set forth in this Agreement or at:

                        - 3225 Cumberland Boulevard, Suite 400, Atlanta, Georgia 30339

                        - 1000 Holcomb Woods Parkway, Building 410A, Roswell, Georgia 30076

                        -     1 East 22nd Street, Suite 510, Lombard, Illinois
                              60148

                        -     275 Wyman Street, Suite 160, Waltham,
                              Massachusetts 02451

                        - 405 South 100 East, Suite 101, Pleasant Grove, Utah 84062

and will not, without the prior written consent of FCFC, move said Collateral to any other address.

                  (m) Promptly deliver to FCFC all documents and instruments relating to the Collateral, including invoices, original orders, shipping documents, delivery receipts, as FCFC may request from time to time.

                  (n) Furnish to FCFC daily or less frequently as FCFC shall permit from time to time, written schedules and reports of the status of Borrower's Accounts in such form as shall be required by FCFC.

                  (o) On request of FCFC, execute and deliver to FCFC any and all additional documents which FCFC may request from time to time to evidence the advances made hereunder or the security interest granted hereby.

                        AMENDMENT TO ACCOUNTS RECEIVABLE

Except as amended hereby, all other terms and provisions of the Accounts Receivable Security Agreement (as the same may have been amended from time to time) shall continue in full force and effect and are hereby ratified, confirmed and approved.

Dated this 18th day of January, 2002.

BORROWER:

Syntellect Inc.,                                                      Syntellect Inc.,
a Delaware corporation                                                a Delaware corporation


By:   /S/  Anthony v. Carollo                                         By:  /S/ Timothy P. Vatuone
      ---------------------------------------------                       --------------------------------------
           Anthony V. Carollo                                                   Timothy P. Vatuone

Title:  Chief Executive Officer and President                         Title: Secretary and Chief Financial Officer


Syntellect Inc.,                                                      Syntellect Interactive Services, Inc.,
a Delaware corporation                                                a Georgia corporation


By:   /S/  Charles F. Sonneborn                                       By:   /S/  Anthony v. Carollo
      ---------------------------------------------                         ------------------------------------
           Charles F. Sonneborn                                                 Anthony V. Carollo

Title: Vice President and Controller                                  Title: Chief Executive Officer and President


FCFC:

First Community Financial Corporation,
an Arizona corporation

By:   /S/  James C . Adamany
      ---------------------------------------------
            James C. Adamany

Title: President

                                                                   June 14, 2001
                                                                Phoenix, Arizona

                        MULTIPLE ADVANCE PROMISSORY NOTE

         FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay upon "demand" (as defined below) to the order of First Community Financial Corporation, an Arizona corporation ("FCFC"), at its office located in Phoenix, Arizona, or at such other place as the holder hereof may from time to time designate in writing, such principal sum, up to the maximum amount of **THREE MILLION and NO/100** Dollars ($3,000,000.00), as the holder hereof may advance to or for the benefit of the undersigned in accordance with the terms of that certain Accounts Receivable Security Agreement dated June 14, 2001 between the undersigned and FCFC. Absent default or "demand", interest shall be charged on the unpaid principal balance hereof, to the date of maturity on a daily basis for the actual number of days any portion of said principal is outstanding, at the rate (the "Note Rate") equal to the prime rate announced from time to time by Bank One, Phoenix, Arizona (whether or not it is the lowest rate actually charged by such bank) plus 4.50% per annum. The current Note Rate under the note is 11.50% per annum based upon a prime rate of 7.00%. In the event such prime rate is from time to time hereafter changed, the Note Rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change; provided, however, that the Note Rate payable hereunder shall in no event be less than 11.00% per annum.

         Interest shall be payable monthly on the first day of each month, commencing with the first day of the month following the initial advance hereunder until all principal and interest hereunder have been fully paid, and shall be fully paid at the maturity. The first interest payment shall include all interest accrued to the date thereof. Interest shall be computed on the basis of a 12-month, 360-day year. All obligations hereunder (including principal, interest, costs and fees) not discharged when due or upon "demand" shall bear interest, until paid in full, at a per annum rate equal to four percent (4%) per annum higher than the Note Rate set forth above.

         The unpaid principal balance of this obligation at any time shall be the total amount advanced hereunder by the holder hereof, less the amount of payments made hereon by or for the undersigned.

         At the option of the holder hereof, any of the following shall constitute a "demand" hereunder, and, upon the occurrence of any of the following, all obligations hereunder shall, at the option of the holder hereof, become immediately due and payable, without presentment for payment, diligence, grace, exhibition of this Note, protest, further demand or notice of any kind, all of which are hereby expressly waived: (i) any sum owing hereunder is not paid as agreed; (ii) the undersigned defaults in the payment of any sum owing under, or in the event of a event of default under, or a breach in any representation, warranty or covenant by the undersigned as set forth in the Accounts Receivable Security Agreement dated June 14, 2001, executed by the undersigned and FCFC or any Rider attached thereto, as the same may be amended, modified or extended from time to time (the "Security Agreements"); (iii) the undersigned defaults in the payment of any sum or breaches any representation, warranty or covenant under any other financing agreement now or hereafter executed between the undersigned and FCFC; or (iv) the holder in good faith believes that there is a material impairment of the prospect of repayment of its obligations or that there is a material impairment of the value or priority of FCFC's security interest.

         No provision of this Note or any other aspect of the transaction of which this Note is a part is intended to or shall require or permit the holder, directly or indirectly, to take, receive, contract for or reserve, in money, goods or things in action, or in any other way, any interest (including amounts deemed by law to be interest, such amounts to then be deemed to be an addition to the rate of interest agreed upon) in excess of the maximum rate of interest permitted by law in the State of Arizona as of the date hereof. If any such excess shall nevertheless be provided for, or be adjudicated by a federal or state court of competent jurisdiction to be provided for, the undersigned shall not be obligated to pay such excess, but, if paid, then such excess shall be applied against the unpaid principal balance hereunder or, to the extent that the principal balance has been paid in full by reason of such application or otherwise, such excess shall be remitted to the undersigned.

                                                                   June 14, 2001
                                                                Phoenix, Arizona

                   MULTIPLE ADVANCE PROMISSORY NOTE, CONTINUED

         The undersigned hereby agrees: (a) to any and all extensions and renewals hereof, from time to time, without notice, and that no such extension or renewal shall constitute or be deemed a release of any obligation of any of the undersigned to the holder hereof; (b) that the acceptance by the holder hereof of any performance which does not comply strictly with the terms hereof shall not be deemed to be a waiver or bar of any right of said holder, nor a release of any obligation of any of the undersigned to the holder hereof; (c) to offsets of any sums or property owed to them or any of them by the holder hereof any time; (d) to pay the holder hereof upon demand any and all costs, expenses and fees in enforcing payment hereof, including reasonable attorneys' fees, incurred before, after or irrespective of whether suit is commenced, and, in the event suit is brought to enforce payment hereof, such costs, expenses and fees and all other issues in such suit shall be determined by a court sitting without a jury; (e) that this Note shall be governed by the laws of the State of Arizona.

         The undersigned represents and warrants that the indebtedness represented by this Note is for commercial or business purposes.

         This Note is and shall be secured by a security interest granted or to be granted by the undersigned to FCFC in certain assets of the undersigned as set forth in the Security Agreements or pursuant to any other financing agreement now or hereafter executed between the undersigned and FCFC.

Syntellect Inc.,                                     Syntellect Interactive Services, Inc.,
a Delaware corporation                               a Georgia corporation

By:   /S/ Anthony V. Carollo                         By:     /S/ Anthony V. Carollo
  ----------------------------------------                -------------------------------------
         Anthony V. Carollo                                   Anthony V. Carollo

Its:  Chief Executive Officer and President          Its:  Chief Executive Officer and President

                                 FIRST COMMUNITY
                              FINANCIAL CORPORATION

                     PROMISSORY NOTE MODIFICATION AGREEMENT

                                 Modification #1


Date:  October 10, 2001           Borrower    Syntellect Inc., a Delaware corporation
                                              Syntellect Interactive Services, Inc., a Georgia
                                              corporation

Obligation #00011


         The undersigned ("BORROWER"), is indebted to First Community Financial Corporation ("LENDER") under that certain Multiple Advance Promissory Note, dated June 14, 2001, in the original principal amount of $3,000,000.00, which has been amended and modified from time to time (the "Note").

         Borrower and Lender hereby agree that the Note shall be modified in the following respects:

         1. Effective October 1, 2001, the maximum line limit shall be decreased to **TWO MILLION AND NO/100** Dollars
                  ($2,000,000.00).

         2. Effective October 1, 2001, interest shall be charged on the unpaid principal balance hereof, to the date of maturity on a daily basis for the actual number of days any portion of said principal is outstanding, at the rate of 14.00% per annum; provided, however, that this rate is based upon a prime rate of 5.50%, the prime rate announced by Bank One, Phoenix, Arizona (whether or not it is the lowest rate actually charged by such bank). In the event such prime rate is from time to time hereafter changed, the above rate of interest shall correspondingly be adjusted as of the effective date of the prime rate change; provided, however, that the interest rate payable hereunder shall in no event be less than 15.00% per annum.

         All other terms and conditions remain unchanged.

                                 FIRST COMMUNITY
                              FINANCIAL CORPORATION

               PROMISSORY NOTE MODIFICATION AGREEMENT (CONTINUED)

Except as amended hereby, the Note (as the same may have been amended from time to time) shall continue in full force and effect and is hereby ratified and confirmed.

         DATED this 10th day of October, 2001.

BORROWER:

Syntellect Inc.,                                                 Syntellect Inc.,
a Delaware corporation                                           a Delaware corporation


By:   /S/  Anthony V. Carollo                                    By:  /S/ Timothy P. Vatuone
      --------------------------------------------                   --------------------------------------
           Anthony V. Carollo                                              Timothy P. Vatuone

Title:  Chief Executive Officer and President                    Title: Secretary and Chief Financial Officer


Syntellect Inc.,                                                 Syntellect Interactive Services, Inc.,
a Delaware corporation                                           a Georgia corporation


By:   /S/  Charles F. Sonneborn                                  By:   /S/  Anthony V. Carollo
      --------------------------------------------                     ------------------------------------
           Charles F. Sonneborn                                            Anthony V. Carollo

Title: Vice President and Controller                             Title: Chief Executive Officer and President


FCFC:

First Community Financial Corporation,
an Arizona corporation

By:   /S/  James C. Adamany
      --------------------------------------------
            James C. Adamany

Title: President

                                 FIRST COMMUNITY
                              FINANCIAL CORPORATION

                     PROMISSORY NOTE MODIFICATION AGREEMENT

                                 Modification #2

Date:  January 18, 2002       Borrower:  Syntellect Inc., a Delaware corporation
                                         Syntellect Interactive Services, Inc.,
                                         a Georgia corporation

Obligation #00011

         The undersigned ("BORROWER"), is indebted to First Community Financial Corporation ("LENDER") under that certain Multiple Advance Promissory Note, dated June 14, 2001, in the original principal amount of $3,000,000.00, which has been amended and modified from time to time (the "Note").

         Borrower and Lender hereby agree that the Note shall be modified in the following respects:

         1. Effective January 21, 2002, the maximum line limit shall be increased to **TWO MILLION FIVE HUNDRED THOUSAND AND NO/100** Dollars ($2,500,000.00).

         All other terms and conditions remain unchanged.

Except as amended hereby, the Note (as the same may have been amended from time to time) shall continue in full force and effect and is hereby ratified and confirmed.

         DATED this 18th day of January, 2002.

BORROWER:

Syntellect Inc.,                                                 Syntellect Inc.,
a Delaware corporation                                           a Delaware corporation


By:   /S/ Anthony V. Carollo                                     By:  /S/ Timothy P. Vatuone
      ----------------------------------------                        -------------------------------------
           Anthony V. Carollo                                              Timothy P. Vatuone

Title:  Chief Executive Officer and President                    Title: Secretary and Chief Financial Officer

                                 FIRST COMMUNITY
                              FINANCIAL CORPORATION

               PROMISSORY NOTE MODIFICATION AGREEMENT (CONTINUED)

Syntellect Inc.,                                                 Syntellect Interactive Services, Inc.,
a Delaware corporation                                           a Georgia corporation


By:   /S/ Charles F. Sonneborn                                   By: /S/ Anthony V. Carollo
      ----------------------------------------                       --------------------------------------
          Charles F. Sonneborn                                           Anthony V. Carollo

Title: Vice President and Controller                             Title: Chief Executive Officer and President


LENDER:

First Community Financial Corporation,
an Arizona corporation

By:   /S/ James C. Adamany
      ----------------------------------------
          James C. Adamany

Title: President

                             END OF EXHIBIT (10)(IX)